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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80921) of Bio-Plexus, Inc. of our report dated April 9, 1998 appearing on page F-2 of the Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 13, 1998.

                                          /s/ Mahoney, Sabol & Company, LLP
                                          Mahoney, Sabol & Company, LLP

Hartford, Connecticut
April 13, 1998